UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

HOOKIPA Pharma Inc.

(Exact name of  registrant as specified in its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOOK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.

On June 4, 2024, HOOKIPA Pharma Inc. (the “Company”) issued a press release entitled “HOOKIPA Pharma Announces Updated Phase 2 Clinical Data at the American Society for Clinical Oncology 2024 Annual Meeting.” A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01. An updated presentation summarizing the data referenced in the press release is also available on the investor relations section of the Company’s corporate website at www.ir.hookipapharma.com.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 4, 2024, the Company announced updated results from its Phase 2 clinical trial of HB-200 in combination with pembrolizumab in patients with recurrent/metastatic human papillomavirus 16 positive (“HPV16+”) head and neck cancer.

Data were presented as of March 29, 2024, and included 46 first line patients with HPV16+, PD-L1 positive, recurrent or metastatic head and neck squamous cell carcinoma. The updated data continue to demonstrate a favorable safety profile of HB-200 in combination with pembrolizumab and promising clinical activity as a first line treatment.

HB-200 + pembrolizumab was generally well tolerated. Grade ≥3 treatment-related adverse events (“TRAEs”) were reported in 7 (15%) patients, serious TRAEs in 2 (4%) patients, and TRAEs leading to treatment discontinuation of HB-200 in 2 (4%) patients. No treatment-related deaths were reported.

Among 35 evaluable patients, 4 confirmed complete responses, 9 confirmed partial responses, and 11 confirmed stable disease were observed. Notably, among patients with PD-L1 CPS ≥20 (N=17), objective response rate was 53% (9/17), complete response rate was 18% (3/17), and disease control rate was 82% (14/17). All responses were confirmed per RECIST 1.1. Preliminary progression free survival for the CPS 20 or higher subgroup was 16.3 months. The preliminary overall survival (“OS”) rate was 88% at 9 months, and median OS was unreached as of the cutoff date, with 16 of 19 patients still alive. Median follow-up for these patients was 8.4 months.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024	HOOKIPA Pharma Inc.

	By:	/s/ Joern Aldag
	Name:	Joern Aldag
	Title:	Chief Executive Officer